UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2012

Horsehead Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33658	20-0447377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Steubenville Pike, Suite 405
Pittsburgh, Pennsylvania  15205
(Address of principal executive offices, including  zip code)

724-774-1020
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement

On July 19, 2012, Horsehead Holding Corp. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”), by and among the Company, the guarantors named therein (collectively, the “Guarantors”), and the several initial purchasers named therein, relating to the issuance and sale of $175 million aggregate principal amount of 10.50% Senior Secured Notes due 2017 (the “Notes”) of the Company.

The Notes and the related guarantees are being offered and will be sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and the Guarantors, customary conditions to closing, indemnification obligations of the Company and the Guarantors, including for liabilities under the Securities Act, and termination provisions.

Item 7.01.          Regulation FD Disclosure.

On July 19, 2012, the Company issued a press release announcing pricing of the Notes.  The Company intends to use a portion of the proceeds from the Notes, together with cash on hand, to pay for the completion of the construction of the Company’s new zinc facility in Rutherford County, North Carolina, and the remainder for general corporate purposes, including working capital needs, investment in other business initiatives and other capital expenditures.  The Company hereby furnishes the information set forth in the press release issued on July 19, 2012, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 20, 2012.

HORSEHEAD HOLDING CORP.

By:		/s/ Robert D. Scherich
	Name:	Robert D. Scherich
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Horsehead Holding Corp. on July 19, 2012.